REVENUE	12 Months Ended
Dec. 31, 2024
Disclosure Of Revenue [Abstract]
REVENUE [Text Block]

4. REVENUE

	Years ended December 31,
	2024	2023
Copper contained in concentrate	573,479	512,376
Copper price adjustments on settlement	1,533	818
Molybdenum concentrate	40,445	31,713
Molybdenum price adjustments on settlement	1,267	(1,013)
Silver (Note 19)	6,437	6,346
Total gross revenue	623,161	550,240
Less: Treatment and refining costs	(15,068)	(25,268)
Revenue	608,093	524,972

As a result of the acquisition of Cariboo, after March 25, 2024, the financial results of the Company reflect its wholly owned interest in the Gibraltar mine (Note 3). Financial results between March 16, 2023 and March 24, 2024 reflect the Company's 87.5% share of Gibraltar's mine revenues and before March 15, 2023 reflects the 75% interest.